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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                October 30, 2006

           Merrill Lynch Mortgage Investors Trust, Series MLCC 2006-3
                                (Issuing Entity)

                     Merrill Lynch Mortgage Investors, Inc.
              (Exact Name of Depositor as Specified in its Charter)

                       Merrill Lynch Mortgage Lending Inc.
               (Exact Name of Sponsor as Specified in its Charter)

                     Merrill Lynch Mortgage Investors, Inc.
             (Exact Name of Registrant as Specified in its Charter)

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
              Delaware                     333-130545            13-3416059
    (State or Other Jurisdiction           (Commission        (I.R.S. Employer
         Of Incorporation)                File Number)       Identification No.)
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
          250 Vesey Street
4 World Financial Center 10th Floor
          New York, New York                                        10080
  (Address of Principal Executive                                 (Zip Code)
             Offices)
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       Registrant's telephone number, including area code: (212) 449-0357

                                    No Change
          (Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01. Acquisition or Disposition of Assets: General.

     On October 30, 2006, Merrill Lynch Mortgage Investors, Inc., issued its
Merrill Lynch Mortgage Investors Trust Series MLCC 2006-3 Mortgage Pass-Through
Certificates, such series representing interests in a pool of adjustable rate conventional one- to four-family mortgage loans. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated September 8, 2006, as supplemented by the prospectus supplement dated October 25, 2006 (collectively, the "Prospectus").

     The Class A Certificates consist of the Class I-A Certificates, the Class
II-A-1 Certificates, the Class II-A-2 Certificates and the Class R Certificate.
The Class M Certificates consist of the Class M-1 Certificates, Class M-2
Certificates and the Class M-3 Certificates. The Class B Certificates consist of the Class B-1 Certificates, the Class B-2 Certificates, and the Class B-3
Certificates.

     The Certificates represent beneficial ownership interests in the Trust
Fund. The Trust Fund consists of the Mortgage Pools and certain other property described in the Prospectus.

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ITEM 9.01. Financial Statements and Exhibits

     (a)  Not applicable

     (b)  Not applicable

     (c)  Not applicable

     (d)  Exhibits:

Item 601(a) of Regulation S-K

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
Exhibit No.   Description
-----------   -----------
4.1           Pooling and Servicing Agreement dated as of October 1, 2006 (the
              "Pooling and Servicing Agreement"), by and among Merrill Lynch
              Mortgage Investors, Inc., as depositor (the "Depositor"), HSBC
              Bank USA, National Association, as trustee (the "Trustee"), Wells
              Fargo Bank, N.A., as master servicer and securities administrator
              ("Master Servicer"), and PHH Mortgage Corporation, as a servicer and company, for Merrill Lynch Mortgage Investors Trust Series
              MLCC 2006-3 Mortgage Pass-Through Certificates.

99.1          Mortgage Loan Sale and Assignment Agreement, dated as of October
              1, 2006, between Merrill Lynch Mortgage Lending, Inc., as Sponsor, and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

99.2          Seller's Warranties and Servicing Agreement, dated as of July 1,
              2006, between Merrill Lynch Mortgage Lending, Inc. and Wells Fargo
              Bank, N.A.

99.3          Assignment, Assumption and Recognition Agreement, dated as of
              October 1, 2006, between Merrill Lynch Mortgage Lending, Inc.,
              Merrill Lynch Mortgage Investors, Inc. and Wells Fargo Bank, N.A.,
              as a servicer.
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        MERRILL LYNCH MORTGAGE INVESTORS, INC.

Date: November 14, 2006


                                        By: /s/ Paul Park
                                            ------------------------------------
                                        Name: Paul Park
                                        Title: Authorized Signatory

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                                INDEX TO EXHIBITS

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
Exhibit No.   Description
-----------   -----------
4.1           Pooling and Servicing Agreement dated as of October 1, 2006 (the
              "Pooling and Servicing Agreement"), by and among Merrill Lynch
              Mortgage Investors, Inc., as depositor (the "Depositor"), HSBC
              Bank USA, National Association, as trustee (the "Trustee"), Wells
              Fargo Bank, N.A., as master servicer and securities administrator
              ("Master Servicer"), and PHH Mortgage Corporation, as a servicer and the company, for Merrill Lynch Mortgage Investors Trust Series
              MLCC 2006-3 Mortgage Pass-Through Certificates.

99.1          Mortgage Loan Sale and Assignment Agreement, dated as of October
              1, 2006, between Merrill Lynch Mortgage Lending, Inc., as Sponsor and Merrill Lynch Mortgage Investors, Inc., as Purchaser.

99.2          Seller's Warranties and Servicing Agreement, dated as of July 1,
              2006, between Merrill Lynch Mortgage Lending, Inc. and Wells Fargo
              Bank, N.A.

99.3          Assignment, Assumption and Recognition Agreement, dated as of
              October 1, 2006, between Merrill Lynch Mortgage Lending, Inc.,
              Merrill Lynch Mortgage Investors, Inc. and Wells Fargo Bank, N.A., as a servicer.
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